EXHIBIT EX-10(k)

                         INCREASED COMMITMENT SUPPLEMENT

        This INCREASED COMMITMENT SUPPLEMENT (this "Supplement") is dated as of February 22, 2000 and entered into by and among ACXIOM CORPORATION, a Delaware corporation (the "Borrower"), MIDFIRST BANK, a federally chartered savings association (the "New Lender"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Agent"), and is made with reference to that certain Credit Agreement dated as of December 29, 1999 (as amended, the "Credit Agreement"), by and among the Company, the lenders named therein, the Agent, MERCANTILE BANK, N.A., as a co-administrative agent and BANK OF AMERICA, N.A., as syndication agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

        Pursuant to Section 2.19 of the Credit Agreement, the Borrower, the Agent and the New Lender are entering into this Increased Commitment Supplement to provide for the increase of the aggregate Revolving Commitments and, in that connection, the New Lender wishes to become a "Lender" party to the Credit Agreement.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

        Section 1. Increase in Revolving Commitments. Subject to the terms and conditions hereof, the New Lender agrees that effective March 7, 2000 its Revolving Commitment shall be the amount set forth opposite its name on the signature pages hereof. After giving effect to the New Lender's Revolving Commitment, the aggregate amount of the Revolving Commitments is $285,000,000.

        Section 2. New Lender. The New Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered under Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (ii) agrees that it has, independently and without reliance upon the Agent, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Supplement; (iii) agrees that it will, independently and without reliance upon the Agent, any other Lender or any of their Related Parties and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it is a "Lender" under the Credit Agreement and will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.

        Section 3. Conditions to Effectiveness. Section 1 of this Supplement shall become effective only upon the satisfaction of the following conditions precedent:

                    (a) receipt by the Agent of an opinion of counsel to the Borrower as to the matters referred to in Section 3.01, 3.02 and 3.03 of the Credit Agreement (with the term "Agreement" as used therein meaning this Supplement for purposes of such opinion), dated the date hereof, satisfactory in form and substance to the Agent.

                    (b) receipt by the Agent of certified copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Supplement; and

                    (c) receipt by the Agent of a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Supplement and the other documents to be delivered hereunder.

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        Section 4.  Representations  and Warranties.  In order to induce the New
Lender to enter into this Supplement and to supplement the Credit Agreement in the manner provided herein, Borrower represents and warrants to Agent, the New Lender and each Lender that (a) the representations and warranties contained in
Article III of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the effective date hereof to the same extent as though made on and as of that date and for that purpose, this Supplement shall be deemed to be the Agreement referred to therein, and (b) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Supplement that would constitute a Default.

        Section 5. Effect of Supplement. The terms and provisions set forth in this Supplement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Supplement, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agent, and the New Lender agree that the Credit Agreement as supplemented hereby shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Any and all agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as supplemented hereby, are hereby amended so that any reference in such documents to the Agreement shall mean a reference to the Agreement as supplemented hereby.

        Section 6. Applicable Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

        Section 7. Counterparts, Effectiveness. This Supplement may be executed in any number of counterparts, by different parties hereto in separate counterparts and on telecopy counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Supplement (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, the New Lender and the Agent.

        Section 8. ENTIRE AGREEMENT. THIS SUPPLEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                            ACXIOM CORPORATION


                            By: /s/ Jerry C. Jones
                               -------------------------------------------------
                               Jerry C. Jones, Business Development/Legal Leader


                            CHASE BANK OF TEXAS, NATIONAL
                            ASSOCIATION, only in its capacity as the Agent


                            By: /s/ Michael J. Lister
                               -------------------------------------------------
                               Michael J. Lister, Vice President

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Revolving Commitment:       MIDFIRST BANK
$ 10,000,000


                            By:
                               -------------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

         Each Guarantor: (i) consents and agrees to this Supplement; (ii) agrees that the Subsidiary Guaranty is in full force and effect and continues to be its legal, valid and binding obligation enforceable in accordance with its terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Borrower arising as a result of the increase in the Revolving Commitments contemplated hereby are "Guaranteed Indebtedness" as defined in the Subsidiary Guaranty.

                            Acxiom CDC, Inc.
                            Acxiom/Direct Media, Inc.
                            Acxiom/May & Speh, Inc.
                            Acxiom RM-Tools, Inc.
                            Acxiom/Woodland Hills Data Center, Inc.


                            By:  /s/ Jerry C. Jones
                               -------------------------------------------------
                               Jerry C. Jones, Authorized Officer of all
                               Guarantors

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